Exhibit 10.5
Execution Version
REGISTRATION RIGHTS AMENDMENT AND JOINDER
by and among
HARBINGER GROUP INC.
and the HOLDERS party hereto

Dated: August 5, 2011

REGISTRATION RIGHTS AMENDMENT AND JOINDER
     WHEREAS, CF Turul LLC, a Delaware limited liability company, PECM Strategic Funding L.P., a Cayman Islands limited partnership, Providence TMT Debt Opportunity Fund II, L.P., a Cayman Islands limited partnership, and Wilton Re Holdings Limited, a Bermuda limited company (together, the “Current Parties”), entered into the Registration Rights Agreement, dated as of May 12, 2011 (the “Registration Rights Agreement”), in connection with the purchase by the Current Parties of Series A Participating Convertible Preferred Stock of the Company (the “Series A Shares”).
     WHEREAS, Quantum Partners LP, a Cayman Islands exempted limited partnership, DDJ High Yield Fund, an entity organized under the laws of the Province of Ontario, Canada, General Motors Hourly-Rate Employes Pension Trust — 7N1H, a trust maintained by General Motors Corporation, a Delaware corporation, General Motors Salaried Employes Pension Trust — 7N1I, a trust maintained by General Motors Corporation, Stichting Pensioenfonds Hoogovens, a Dutch pension plan regulated by the Dutch Central Bank, Caterpillar Inc. Master Retirement Trust, a trust maintained by Caterpillar, Inc., a Delaware corporation, J.C. Penney Corporation, Inc. Pension Plan Trust, a trust maintained by J.C. Penney Corporation, Inc., a Delaware corporation, Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool, a Dutch tax transparent pool of assets, Stichting Pensioenfonds voor Fysiotherapeuten, a Dutch pension plan regulated by the Dutch Central Bank, Houston Municipal Employees Pension System, a pension plan organized pursuant to Texas government code, UAW Retiree Medical Benefits Trust, a trust consisting of three separate employees’ beneficiary associations, DDJ Distressed and Special Situations Fund, L.P., a Delaware limited partnership, Russell Investment Company — Russell Global Opportunistic Credit Fund, a Massachusetts business trust, DDJ Capital Management Group Trust — High Yield Investment Fund, a trust maintained by The Bank of New York Mellon, a New York State chartered bank, as trustee, JHL Capital Group Master Fund L.P., a Cayman Islands exempted limited partnership, Luxor Capital Partners, LP, a Delaware limited partnership, Luxor Wavefront, LP, a Delaware limited partnership, Luxor Capital Partners Offshore Fund, LP, a Cayman Islands limited partnership, OC 19 Master Fund, L.P. — LCG , a Cayman Islands limited partnership and GAM Equity Six Inc., a British Virgin Islands company (collectively, the “New Parties”) desire to purchase Series A-2 Participating Convertible Preferred Stock of the Company (the “Series A-2 Shares”) pursuant to a Securities Purchase Agreement, dated as of August 1, 2011 (the “Additional Purchase Agreement”).
     WHEREAS, the Current Parties desire to treat the New Parties as Additional Purchasers under the Registration Rights Agreement and the New Parties desire to become Additional Purchasers and Holders, as such terms are used in the Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. The Current Parties, the New Parties and Harbinger Group Inc., a Delaware corporation (the “Company”), hereby agree that the definitions of the following terms in the Registration Rights Agreement are hereby amended and restated in their entirety as follows:
          “Additional Purchasers” means, collectively, the New Parties.
          “Certificate of Designation” means the Certificate of Designation of Series A Participating Convertible Preferred Stock, dated as of May 12, 2011, the Certificate of Designation of Series A-2 Participating Convertible Preferred Stock, dated as of August 5, 2011.
          “Holder” (collectively, the “Holders”) means each Person who is a purchaser of Series A Shares pursuant to the Purchase Agreement or the Additional Purchase Agreement for so long as it holds any Registrable Securities and each of its successors and assigns and direct and indirect transferees who Beneficially Own Registrable Securities.
          “Series A Shares” means the Company’s Series A Participating Convertible Preferred Stock and the Company’s Series A-2 Participating Convertible Preferred Stock.
          2. Each New Party hereby accedes to and ratifies the Registration Rights Agreement and covenants and agrees with the Current Parties and the Company to be bound by the terms of the Registration Rights Agreement as a “Holder” and to duly and punctually perform and discharge all liabilities and obligations whatsoever from time to time to be performed or discharged by it under or by virtue of the Registration Rights Agreement in all respects as if named as a party therein.
          3. The Company and each Existing Party covenants and agrees that each New Party shall be entitled to all the benefits of the terms and conditions of the Registration Rights Agreement to the intent and effect that the New Party shall be deemed, with effect from the date on which the New Party executes this instrument, to be a party to the Registration Rights Agreement as a “Holder.”
[Remainder of Page Intentionally Left Blank]

2

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Amendment and Joinder on the date first written above.

COMPANY:

HARBINGER GROUP INC.

By:	/s/ Francis T. McCarron

	Name:	Francis T. McCarron
	Title:	Executive Vice President & Chief
Financial Officer
[Signature Page to Registration Rights Amendment and Joinder]

CF TURUL LLC

By:	/s/ Glenn P. Cummins

	Name:	Glenn P. Cummins
	Title:	Authorized Signatory

PROVIDENCE TMT DEBT OPPORTUNITY FUND II, L.P.

By:	/s/ John Wells

	Name:	John Wells
	Title:	Authorized Signatory

PECM STRATEGIC FUNDING L.P.

By:	/s/ John Wells

	Name:	John Wells
	Title:	Authorized Signatory

WILTON RE HOLDINGS LIMITED

By:	/s/ Perry H. Braun

	Name:	Perry H. Braun
	Title:	Senior Vice President
[Signature Page to Registration Rights Amendment and Joinder]

QUANTUM PARTNERS LP By: QP GP LLC, its General Partner

By:	/s/ Jay A. Schoenfarber

	Name:	Jay A. Schoenfarber
	Title:	Attorney-in-Fact

JHL CAPITAL GROUP MASTER FUND L.P.

By:	/s/ James H. Litinsky

	Name:	James H. Litinsky
	Title:	Managing Member
JHL Capital Group LLC
[Signature Page to Registration Rights Amendment and Joinder]

Caterpillar Inc. Master Retirement Trust By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ Capital Management Group Trust — High Yield Investment Fund By: DDJ Capital Management, LLC, in its capacity as Investment Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ High Yield Fund By: DDJ Capital Management, LLC, its attorney-in-fact
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President
[Signature Page to Registration Rights Amendment and Joinder]

General Motors Hourly-Rate Employees Pension Trust — 7N1H
By: State Street Bank and Trust Company, solely in its
capacity as Trustee for General Motors Hourly-Rate
Employees Pension Trust (Account 7N1H), and not in its
individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:	/s/ Kimberly A. Dinsmore
	Name:	Kimberly A. Dinsmore
	Title:	Client Services Officer State Street Bank and Trust Company

General Motors Salaried Employees Pension Trust — 7N1I
By: State Street Bank and Trust Company, solely in its
capacity as Trustee for General Motors Salaried Employees
Pension Trust (Account 7N1I), and not in its individual
capacity, as directed by DDJ Capital Management, LLC, as
Investment Manager

By:	/s/ Kimberly A. Dinsmore
	Name:	Kimberly A. Dinsmore
	Title:	Client Services Officer State Street Bank and Trust Company

Houston Municipal Employees Pension System By: DDJ Capital Management, LLC, in its capacity as Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President
[Signature Page to Registration Rights Amendment and Joinder]

J.C. Penney Corporation, Inc. Pension Plan Trust By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Russell Investment Company — Russell Global Opportunistic Credit Fund By: DDJ Capital Management, LLC, in its capacity as Money Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool By: Syntrus Achmea Asset Management, as asset manager By: DDJ Capital Management, LLC, as subadviser
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stichting Pensioenfonds Hoogovens By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

[Signature Page to Registration Rights Amendment and Joinder]

Stichting Pensioenfonds voor Fysiotherapeuten By: DDJ Capital Management, LLC, in its capacity as investment manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

UAW Retiree Medical Benefits Trust
By: State Street Bank and Trust company, solely in its
capacity as Trustee for UAW Retiree Medical Benefits
Trust, as directed by DDJ Capital Management, LLC, and
not in its individual capacity

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ Distressed and Special Situations Fund, L.P. By: DDJ/GP Distressed and Special Situations, LLC, its General Partner By: DDJ Capital Management, LLC, Manager
By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President
[Signature Page to Registration Rights Amendment and Joinder]

Luxor Capital Partners, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

Luxor Capital Partners Offshore Master Fund, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

Luxor Wavefront, LP
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

GAM Equity Six Inc.
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

OC 19 Master Fund, L.P. — LCG
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

[Signature Page to Registration Rights Amendment and Joinder]